Exhibit 99.1

Kadmon Submits Second Abbreviated New Drug Application Filing for Trientine Hydrochloride to FDA

-- Product to Offer Room Temperature Storage, Representing Unique Advantage Over Currently Marketed Formulations --

NEW YORK, April 4, 2017 – Kadmon Holdings, Inc. (NYSE: KDMN) (“Kadmon” or the “Company”) today announced that on March 31, 2017, it submitted its second Abbreviated New Drug Application (ANDA) to the U.S. Food and Drug Administration (FDA) for KD034, the Company’s trientine hydrochloride formulation for the treatment of Wilson’s disease, a rare genetic liver disorder, for patients who are intolerant of penicillamine.  The Company also submitted an ANDA for a bottled form of trientine hydrochloride in December 2016.

This second ANDA is for Kadmon’s generic version of trientine hydrochloride in blister packaging that offers room temperature storage, which the Company believes has the potential to address shortcomings of currently available trientine hydrochloride formulations.

“We are pleased to submit our second ANDA for our trientine hydrochloride formulation offering room temperature storage, which, if approved, we believe will enhance patient convenience and optimize disease management,” said Harlan W. Waksal, M.D., President and CEO at Kadmon.  “We remain committed to improving the lives of patients living with Wilson’s disease and look forward to providing updates on the FDA review process.”

About Kadmon Holdings, Inc.

Kadmon Holdings, Inc. is a fully integrated biopharmaceutical company focused on developing innovative products for significant unmet medical needs.  We have a diversified product pipeline in oncology, autoimmune and fibrotic diseases and genetic diseases.

Safe Harbor Statement

This press release contains forward-looking statements. Such statements may be preceded by the words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. We believe that these factors include, but are not limited to, (i) the initiation, timing, progress and results of our preclinical studies and clinical trials, and our research and development programs; (ii) our ability to advance product candidates into, and successfully complete, clinical trials; (iii) our reliance on the success of our product candidates; (iv) the timing or likelihood of regulatory filings and approvals; (v) our ability to expand our sales and marketing capabilities; (vi) the commercialization of our product candidates, if approved; (vii)  the pricing and reimbursement of our product candidates, if approved; (viii) the implementation of our business model, strategic plans for our business, product candidates and technology; (ix) the scope of protection we are able to establish and maintain for intellectual property rights covering our product candidates and technology; (x) our ability to operate our business without infringing the intellectual property rights and proprietary technology of third parties; (xi) costs associated with defending intellectual property infringement, product liability and other claims; (xii) regulatory developments in the United States, Europe and other jurisdictions; (xiii) estimates of our expenses, future revenues, capital requirements and our needs for additional financing; (xiv) the potential benefits of strategic collaboration agreements and our ability to enter into strategic arrangements; (xv) our ability to maintain and establish collaborations or obtain additional grant funding; (xvi) the rate and degree of market acceptance of our product candidates; (xvii) developments relating to our competitors and our industry, including competing therapies; (xviii) our ability to effectively manage our anticipated growth; (xix) our ability to attract and retain qualified employees and key personnel; (xx) our ability to achieve cost savings and other benefits from our efforts to streamline our operations and to not harm our business with such efforts; and (xxi) the use of proceeds from our recent private placement. More detailed information about Kadmon and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the U.S. Securities and Exchange Commission (SEC), including the Company's Annual Report on Form 10-K filed pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, with the SEC on March 22, 2017. Investors and security holders are urged to read these documents free of charge on the SEC's web site at www.sec.gov. The Company assumes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

Contact Information

Ellen Tremaine, Investor Relations

646.490.2989

ellen.tremaine@kadmon.com

Maeve Conneighton

212.600.1902

maeve@argotpartners.com